--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             March 26, 2002
                                                           -----------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

              Delaware                  1-10105             51-0310173
--------------------------------------------------------------------------------
   (State or Other Jurisdiction of    (Commission        (I.R.S. Employer
   Incorporation or Organization)    File Number)     Identification Number)

  One Rollins Plaza, Wilmington, Delaware              19803
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Report for the period from December 1, 2001 to December 31, 2001, which the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114 (MFW).

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c)  Exhibits:

          99(j)Monthly  Operating Report for the period from December 1, 2001 to
               December 31, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MATLACK SYSTEMS, INC.


Dated:   April 5, 2002             By: /s/ Stephen E. Judge
                                       -----------------------------------------
                                       Stephen E. Judge
                                       Chief Reorganization Officer

                                  EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------
99(j) Monthly Operating Report for the period from December 1, 2001 to December 31, 2001.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001


                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month



                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 ------------------                                                    --------               --------      --------
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





--------------------------------------------      ----------------------
Signature of Debtor                               Date




--------------------------------------------      ----------------------
Signature of Joint Debtor                         Date


/S/ Stephen E. Judge                              March 22, 2002
--------------------------------------------      ----------------------
Signature of Authorized Individual*               Date



Stephen E. Judge                                  Chief Reorganization Officer
--------------------------------------------      ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 2: Tax returns relating to the Post-Petition available upon request.
Note 3: Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS                  For the Current Period
                                                                    From Dec. 1, 2001 to Dec.31, 2001      Cumulative Since Filing
                                       OPERATING     PAYROLL & TAX        Actual        Projected           Actual      Projected
                                       ---------     -------------        ------        ---------           ------      ---------
                                           (Note 1)
Cash Receipts
   Collection of Accounts Receivable $      54,368                     $      54,368  $      40,000      $ 55,703,794  $ 56,532,000
   Other                                    97,962                            97,962        208,916         6,009,032     2,895,916
                                     -------------- ---------------    -------------- ---------------    ------------- ------------
    Total Cash Receipts                    152,330                           152,330        248,916        61,712,826    59,427,916
                                     -------------- ---------------    -------------- ---------------    ------------- ------------
                                                                                              -                               -
Cash Disbursements

    Total Payroll                             -            52,171             52,171         92,690        22,023,583    22,282,890

    Leased Operators                          -                                 -                           4,861,230     4,890,000

    Operating Expenses

        Fuel                                  -                                 -             -             4,247,114     5,037,000

        Occupancy costs                     41,811                            41,811        233,000         1,870,914     2,272,100

        Equipment Costs                      9,632                             9,632        200,000         2,134,258     2,696,800

        Insurance                          173,322                           173,322        150,000         5,942,612     6,743,800

        Other Operating Expenses            45,954                            45,954         75,000         8,408,014    10,650,998
                                     -------------- ---------------    -------------- ---------------    ------------- ------------

    Total Operating Expenses               270,719                           270,719        658,000        22,602,912    27,400,698

    Deposits with Key Vendors                -                                 -              -                41,148       150,000

    CAPEX - Equipment Refurbishment          -                                 -              -                13,050       399,200

    Deferred Rental and Leasing              -                                 -              -                63,789     1,414,000
Costs

    Restructuring Costs                    601,555        124,761            726,316        563,930         4,433,142     7,642,530

    Remittance of Equipment Sales                -                              -                           6,488,584         -
    Proceeds to Secured Lender

  Inter - Account Transfer                 176,932       (176,932)                                              -

                                     -------------- ---------------    -------------- ---------------    ------------- ------------
    Total Disbursements                  1,049,206          -              1,049,206      1,314,620        60,527,438    64,179,318
                                     -------------- ---------------    -------------- ---------------    ------------- ------------

Net Cash Flow/Requirements                (896,876)         -               (896,876)    (1,065,704)        1,185,388    (4,751,402)

    Opening Cash                         2,997,946                         2,997,946     (2,368,698)          915,682     1,317,000
                                     -------------- ---------------    -------------- ---------------    ------------- ------------

   Closing Cash                      $   2,101,070                     $   2,101,070  $  (3,434,402)     $  2,101,070  $ (3,434,402)
                                     ============== ===============    ============== ===============    ============= =============

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                              Q1               Q2            Q3             04
                                                                              --               --            --             --
TOTAL DISBURSEMENTS                                                    $ 150,000     $ 31,512,851  $ 22,023,905    $ 6,840,682
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0                0             0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0                0             0
                                                                       ---------     ------------  ------------    -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES       $  150,000     $ 31,512,851  $ 22,023,905    $ 6,840,682
                                                                      ==========     ============  ============    ===========

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
     A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.


                                                                                        Expressed in
                                Expressed in USD                                            USD
                             Converted @ Converted @
                                     1:1.51                                               1:1.1.51
                  -----------------------------------------------------------------------------------
                        1              2              3           4            5             6
                    Operating      Operating                  Operating                  Operating
                     (Mellon     (Mellon Canada   Operating     (First     Operating   (Bank of Nova
                    Lockbox)        Lockbox)     (Mellon DE)    Union)      (Mellon)      Scotia)
                    #145-2480      #01-600052    #8016-376-9 #2000032632253 #0090907     #00820-15
                     Note 1          Note 2        Note 3       Note 4       Note 5        Note 6
                  -----------------------------------------------------------------------------------
BALANCE PER BOOKS $ 1,934,320       $ 21,526      $ 176,409    $ 10,906    ($ 75,026)     $  5,045
-----------------------------------------------------------------------------------------------------

 BANK BALANCE     $ 1,935,315       $ 22,658      $ 176,409    $ 10,906          $ 0       $ 9,112
 (+) DEPOSITS IN          $ 0            $ 0            $ 0         $ 0          $ 0           $ 0
 TRANSIT
 (-) OUTSTANDING    ($ 49,263)           $ 0            $ 0         $ 0          $ 0      ($ 4,067)
 CHECKS
 OTHER                    $ 0            $ 0            $ 0         $ 0          $ 0           $ 0
                  -----------------------------------------------------------------------------------
 ADJUSTED BANK    $ 1,886,052       $ 22,658      $ 176,409    $ 10,906          $ 0       $ 5,045
 BALANCE*
                  -----------------------------------------------------------------------------------
* Adjusted bank
  balance must
  equal balance
  per books (see
  Note 11)
 DEPOSITS IN           None            None          None         None         None          None
 TRANSIT
 CHECKS                 Yes            None          None         None         None          Yes
 OUTSTANDING

 OTHER


---------------------------------------------------------------------------------
     7          8           9          10          11         12
                           Tax         Tax     Tax          Matlack
  Payroll    Payroll   Prefunding  Prefunding  Prefunding    Inc.
 (Mellon)    (Mellon)    Mellon      Mellon      Mellon     Working
 #119-8127  #021-8376   #021-8181   #021-8309  #021-8931     Funds
  Note 7      Note 8     Note 9      Note 9      Note 9     Note 10   Grand Total
---------------------------------------------------------------------------------
 $ 29,478         $ 0        $ 0         $ 0         $ 0       $300   $ 2,102,958
---------------------------------------------------------------------------------

 $ 71,590         $ 0        $ 0                     $ 0         $0   $ 2,225,990
                                                                              $ 0

($ 71,590)        $ 0        $ 0                                      ($ 124,920)

                                                                              $ 0
---------------------------------------------------------------------------------
      $ 0         $ 0        $ 0         $ 0         $ 0        $ 0   $ 2,101,070

---------------------------------------------------------------------------------
                                                                       (NOTE 11)




    None        None       None        None        None       None

     ALL        ALL        None        None        None       None

Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3: This account is used for cash receipts unrelated to trade receivables.
Note 4: This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8: This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)

The Balance per Book represents the Bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided).

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                    Current                 Cumulative
                                                                     Month                Filing to Date
                                                                     -----                --------------
       REVENUES
       Revenue (Net)                                                     $ 51,165               $ 40,013,326
                                                           ========================== ========================
       OPERATING EXPENSES
           Owned Compensation                                               2,974                  9,795,564
           Leased Operator Compensation                                         0                  5,000,307
           Fuel Expense                                                         0                  3,011,100
           Misc. Direct Costs                                                   0                  5,503,885
           Cleaning Expenses                                                1,304                  4,085,041
           Mechanics Compensation                                              98                  1,266,834
           Misc. Maintenance Expense                                            0                  2,194,044
           Equipment Costs                                                      0                  7,808,778
           Terminal Expenses                                              (16,543)                 9,174,692
                                                           -------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                  (12,167)                47,840,245
                                                           -------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                               63,332                 (7,826,919)
                                                           ========================== ========================
       G&A EXPENSES                                                       901,928                 11,891,511
                                                           -------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                         (838,596)               (19,718,430)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                (137,906)                15,349,371
           Other Income/Deductions                                              0                    528,580
                                                           -------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                              (137,906)                15,877,951
                                                           -------------------------- ------------------------
       PROFIT / (LOSS)                                                 ($ 700,690)             ($ 35,596,381)
                                                           ========================== ========================

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001

                  STATEMENT OF OPERATIONS - continuation sheet


                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date
-----------------------------                                              -----              --------------

Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                      51,165                1,579,835
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                                51,165               40,013,326
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                                 0                3,091,600
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                              0                3,554,726
   Fringe Benefits                                                               2,974                3,115,118
                                                                  ------------------------ ----------------------
                                                                                 2,974                9,795,564
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                              0                4,948,634
   Purchased Transportation                                                          0                   51,673
                                                                  ------------------------ ----------------------
                                                                                     0                5,000,307
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,150,105
   Fuel Outside                                                                      0                1,829,623
   Fuel Taxes                                                                        0                    3,904
   Oil and Oil Tax                                                                   0                   27,468
                                                                  ------------------------ ----------------------
                                                                                     0                3,011,100
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                              0                2,202,439
   Hose                                                                              0                  151,023
   Meals                                                                             0                  218,725
   Lay Over                                                                          0                  611,616
   Tolls                                                                             0                  165,110
   Fines                                                                             0                   14,452
   Mileage Taxes                                                                     0                  112,494
   Insurance                                                                         0                1,816,905
                                                                  ------------------------ ----------------------
                                                                                     0                5,503,885
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                      0                1,038,915
   Overtime Pay                                                                      0                   42,431
   Fringe Benefits                                                                 306                  690,965
   Cleaning Supplies                                                                 0                  476,089
   Waste Treatment                                                                 998                1,023,586
   Outside Contractors                                                               0                  713,733
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                     0                  100,607
                                                                  ------------------------ ----------------------
                                                                                 1,304                4,085,041
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                     0                  772,715
   Overtime Pay                                                                      0                   53,916
   Fringe Benefits                                                                  98                  440,203
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                    98                1,266,834
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                   Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                   Month              Filing to Date
-----------------------------                                                   -----              --------------

Misc Maintenance Expense
   Parts Expense                                                                     0                1,218,003
   Outside Repairs                                                                   0                  752,782
   Tire Repair                                                                       0                   89,458
   Shop Expense                                                                      0                  133,801
                                                                  ------------------------ ----------------------
                                                                                     0                2,194,044
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                              0                   59,706
   Tractor Rent                                                                      0                2,541,450
   Trailer Depreciation                                                              0                1,044,877
   Trailer Rent                                                                      0                  102,087
   License                                                                           0                  952,435
   Permit                                                                            0                   96,312
   Interest                                                                          0                3,011,911
                                                                  ------------------------ ----------------------
                                                                                     0                7,808,778
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                      4,779                3,695,416
   Utilities                                                                     3,455                  948,333
   Communication Equipment                                                           0                  101,824
   Communication Usage                                                             (15)                 715,518
   Facility Maintenance                                                              0                  290,991
   Facility Occupancy                                                              434                1,395,862
   Transportation General                                                      (25,196)               2,026,748
                                                                  ------------------------ ----------------------
                                                                               (16,543)               9,174,692
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            217,064                4,133,253
   Fringe Benefits                                                              12,298                  464,032
   Communications Basic                                                              0                   74,956
   Communication Services                                                            0                    7,732
   Facilities - Rents                                                                0                  294,855
   General Office Supplies                                                       1,887                   32,899
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                           0                   81,962
   Travel & Other                                                                    0                  173,747
   Outside Services                                                            655,249                4,040,876
   Computer Software                                                                 0                   36,225
   General & Admin                                                                 565                  196,416
   Marketing Promotions                                                              0                    7,010
   Legal                                                                         1,858                  310,723
   Insurance                                                                         0                  288,363
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                       2,907                  350,462
   Other Expense/Terminal Exp.                                                       0                1,220,091
                                                                  ------------------------ ----------------------
                                                                               901,928               11,891,511
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
ASSETS                                                   CURRENT REPORTING MONTH              PETITION DATE
------                                                   -----------------------              -------------

CURRENT ASSETS
   Cash                                                           $   2,102,958                      $    389,571
   Restricted Cash                                                   33,794,239
   Accounts Receivable (Net)                                                  0                        18,045,306
   Inventories                                                                0                         3,639,142
   Prepaid Expenses                                                     411,342                         2,108,548
                                                     --------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                        36,308,539                        24,182,567
                                                     --------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                                   0                        98,199,269
   Less:  Accumulated Depreciation (Revenue)                                  0                       (75,767,277)
   Other Property & Equipment - Cost                                  8,544,024                        72,633,319
   Less:  Accumulated Depreciation (Other)                           (3,898,030)                      (41,326,073)
                                                     --------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                   4,645,994                        53,739,238
                                                     --------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                                   0                           744,016
   Other Assets                                                         400,000                           937,839
                                                     --------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                             400,000                         1,681,855
                                                     --------------------------------- -----------------------------

TOTAL ASSETS                                                      $  41,354,533                     $  79,603,660
                                                     ================================= =============================

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
(Postpetition)
   Accounts Payable                                                   1,396,705
   Accrued Wages & Benefits                                             830,934
   Accrued Interest                                                   3,011,910
   Accrued Professional Fees (Note 1)                                   767,085
   Accrued Taxes (refer to FORM MOR-4)                                  274,085
   Accrued Insurance, Environmental & Other                            (932,278)
   Amounts Due to Insiders (Note 1)
                                                     --------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                               5,348,441                                 0
                                                     --------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                      46,234,256                        46,234,256
   Priority Debt                                                      2,300,994                         9,330,355
   Unsecured Debt                                                    32,153,819                        33,125,644
                                                     --------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                              80,689,068                        88,690,255
                                                     --------------------------------- -----------------------------

                                                     --------------------------------- -----------------------------
   TOTAL LIABILITIES                                                 86,037,509                        88,690,255
                                                     ================================= =============================
OWNER EQUITY
   Capital Stock                                                      8,814,434                         8,814,434
   Capital Surplus                                                   10,619,341                        10,619,341
   Retained Earnings - Pre-Petition                                 (28,520,370)                      (28,520,370)
   Retained Earnings - Post-Petition                                (35,596,381)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                     -------------------------------- ------------------------------
   NET OWNER EQUITY                                                 (44,682,976)                       (9,086,595)
                                                     ================================= =============================

TOTAL LIABILITIES AND OWNERS' EQUITY                                $41,354,533                       $79,603,660
                                                     ================================= =============================

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001



                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
                                         ---------   ----------      ----         ----         ------      ---------
Federal
Withholding                                     0       55,296       44,640      Various        EFT          10,656
FICA - Employee                                 0       15,256       15,256      Various        EFT               0
FICA - Employer                                 0       15,256       15,256      Various        EFT               0
Unemployment                                    0            0            0                                       0
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                         0       85,808       75,152                                  10,656
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                 2,508       21,839       14,500      Various        EFT           9,847
Sales                                      72,596            0            0      Various                     72,596
Income                                          0            0            0                                       0
Unemployment                                    0            0            0                                       0
Real & Personal Property                  151,385            0            0      Various                    151,385
Other                                     390,771            0            0      Various                    390,771
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 617,260       21,839       14,500                                 624,599
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               617,260      107,647       89,652                                 635,255
                                        ------------ ------------ ------------ ------------ ------------- ------------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     1,396,705            0                               1,396,705
Accrued Wages & Benefits                               830,934                                              830,934
Accrued Interest                                     3,011,910                                            3,011,910
Accrued Professional Fees                              767,085                                              767,085
Accrued Taxes (refer to FORM MOR-4)                    274,085                                              274,085
Accrued Insurance, Environmental &                    (932,278)                                            (932,278)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            5,348,441            0            0            0     5,348,441
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Dec. 1, 2001 to Dec. 31, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

 Accounts Receivable Reconciliation                                                     Amount
 Total Accounts Receivable at the beginning of the reporting period                 $   48,944
 + Amounts billed during the period                                                          0         (Note 1)
 - Amounts collected during the period                                                 (54,368)
 - Bad Debt and other write-offs                                                         5,424
 + Change in Reserve                                                                         0
 - Other during the period                                                          $        0
                                                                                    ----------
 Total Accounts Receivable at the end of the reporting period                       $        0
                                                                                    ==========

 Accounts Receivable Aging                                                              Amount
 0 - 30 days old                                                                             0
 31 - 60 days old                                                                            0
 61 - 90 days old                                                                            0
 91 + days old                                                                               0
                                                                                             0
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                  0
 Amount considered uncollectible (Bad Debt)                                                  0
                                                                                    ----------
 Accounts Receivable (Net)                                                          $        0
                                                                                    ==========

                              DEBTOR QUESTIONNAIRE
 Must be completed each month                                               Yes               No
 1.   Have any assets been sold or transferred outside the normal course                        X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                        X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.

Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.